Exhibit 31.2

CERTIFICATION OF CFO PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Robert Zysblat, hereby certify that:

(1)  I have reviewed this quarterly report of Propalms, Inc.;

(2) Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3) Based on my knowledge, the financial statements, and other financial information included in this report, fairly represent in all material respects, the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in the report;

(4) The other certifying officer and I: are responsible for establishing and maintaining internal controls; have designed such internal controls to ensure that material information relating to the issuer and its consolidated subsidiaries is made known to such officers by others within those entities, particularly during the period in which the periodic reports are being prepared; have evaluated the effectiveness of the issuer's internal controls as of a date within 90 days prior to the report; and have presented in the report our conclusions about the effectiveness of the internal controls based on our evaluation as of the end of the period of this report; and

(5) The other certifying officer and I have disclosed to the issuer's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent function): all significant deficiencies in the design or operation of internal controls which could adversely affect the issuer's ability to record, process, summarize, and report financial data and have identified for the issuer's auditors any material weakness in internal controls; and any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal controls; and

(6) The other certifying officer and I have indicated in the report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

June 22, 2009                          /s/ Robert Zysblat
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Date                                   Robert Zysblat, CFO